AVAX ONE

The Public-Market Gateway to Onchain Finance Powered by Avalanche Network

Investor Presentation | NASDAQ: AVX | January 2026

DISCLAIMERS

General

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of AVAX One Technology Ltd. ("AVAX One"), is prohibited. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or AVAX One's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters.

AVAX One cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond AVAX One's control. Some of the risks and uncertainties that may cause AVAX One's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in AVAX One's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in AVAX One's periodic reports. Moreover, AVAX One operates in a rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can AVAX One assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. AVAX One cautions you that, while forward-looking statements reflect AVAX One's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after AVAX One make such statements. AVAX One cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as AVAX One's current plans, estimates and beliefs.

AVAX One does not undertake and expressly disclaims any obligation to update or revise forward looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, AVAX One makes no representations or warranties regarding the proposed transaction discussed in this presentation.

WHY AVAX ONE

Exposure to a Category-Defining Blockchain

Avalanche is emerging as the preferred settlement layer for tokenized assets and institutional finance, supported by global asset managers, fintech platforms, and policymakers

Scalable Platform, Not a Single-Strategy Bet

Institutional-grade infrastructure, DeFi participation, and M&A optionality create multiple paths to growth across market cycles

Purpose-Built for Institutional Onchain Finance

AVAX One is designed from inception to operate at the intersection of public markets, regulation, and blockchain infrastructure

Experienced Leadership Built for Complexity

Crypto-native management and Board with deep experience in regulation, capital markets, and operating at scale in complex, highly regulated environments

Multiple, Reinforcing Value Creation Engines

Long-term value driven by a combination of AVAX ownership and compounding, ecosystem yield participation, and platform expansion through fintech enablement

Aligned with Secular Regulatory and Adoption Tailwinds

Positioned to benefit from accelerating U.S. regulatory clarity and institutional adoption of tokenization, stablecoins, and onchain financial infrastructure

CRYPTO IS ENTERING ITS INSTITUTIONAL ERA

Supportive policy, regulation, and adoption are generating significant tailwinds for digital assets

Policy Makers

- **May '24** — U.S. House passed the **Financial Innovation and Technology for the 21st Century Act**[1]
- **Jan '25** — President Trump signed an **executive order promoting blockchain** and **digital assets innovation**[2]
- **July '25** — **GENIUS Act** signed into law[3]; **CLARITY Act** passed by House[4]

Corporates

- **June '25** — Stablecoin provider **Circle** goes **public** and sees share price rise by 180%[6]; later announces own Layer-1 blockchain effort[7]
- **July '25** — **PayPal** announces **Pay with Crypto** product, simplifying cross-boarder commerce and reducing transaction costs[8]
- **Aug '25** — Fintech giant **Stripe** announces **new blockchain effort** (Tempo) with Paradigm[9]

Regulators

COMPREHENSIVE AND CLEARER REGULATIONS

"The SEC has relied primarily on enforcement actions to regulate crypto retroactively and reactively…this task force will set us on a sensible regulatory path that respects the bounds of the law"

– **Commissioner Hester Pierce**[5]

Institutional Investors

Over **$170B** is invested in the top 10 **digital asset ETFs,** with BlackRock's iShares Bitcoin Trust ETF holding over $88B alone[10]

In August 2025, President Trump signed an **executive order** that aims to make it easier to **include alternative assets like cryptocurrency inside 401(k)** and related employee retirement plans[11]

Industry Growth

Since the Bitcoin ETF approval in January 2024, **BTC** price has increased by **148%**; the price of **ETH** also increased **73%** over the same period[12]



148%
Jan-24
Apr-24
Jul-24
Oct-24
Jan-25
Apr-25
Jul-25

December 2025 - Avalanche's inclusion in the **Bitwise 10 Crypto Index Fund (BITW)**, a $1.25B SEC-approved ETP now trading on NYSE Arca, reflects increasing institutional adoption and validation within regulated U.S. capital markets.

Source: (1) H.R.4763 - Financial Innovation And Technology For The 21st Century Act, Congress.gov, 2024; (2) Strengthening American Leadership In Digital Financial Technology, Whitehouse.gov, 2025; (3) Fact Sheet: President Donald J. Trump Signs GENIUS Act into Law, Whitehouse.gov, 2025; (4) H.R.3633 - Digital Asset Market Clarity Act of 2025, Congress.gov, 2025; (5) 'Sec Can Do Better': Hester Peirce To Lead New Crypto Task Force, Decrypt, 2025; (6) The Circle IPO delivered the biggest two-day 'pop' since 1980—but the crypto company left $3 billion on the table, Fortune, 2025; (7) Introducing Arc: An Open Layer-1 Blockchain Purpose-Built for Stablecoin Finance, Circle, 2025; (8) PayPal Drives Crypto Payments into the Mainstream, Reducing Costs and Expanding Global Commerce, PayPal, 2025; (9) Exclusive: Fintech giant Stripe building 'Tempo' blockchain with crypto VC Paradigm, Fortune, 2025; (10) Cryptocurrency ETF List, VettaFi, 2025; (11) Trump Order Clears Way for Crypto and Private Equity in 401(k)s, New York Times, 2025; (12) Yahoo Finance Data; data 1/10/2024 – 9/19/2025

STABLECOINS AND REAL-WORLD ASSETS: A RAPIDLY EXPANDING MARKET

Stablecoins Are Becoming Core Financial Infrastructure

- **$300B+** stablecoins in circulation today, more than 60x growth over the last five years
- **$1T+** annual transaction volume, rivaling major payment networks
- Increasing adoption by fintechs, enterprises, and financial institutions



~$301B
Today
Billions
$350
$300
$250
$200
$150
$100
$50
$0
1/1/2020
1/1/2021
1/1/2022
1/1/2023
1/1/2024
1/1/2025
Stablecoins

Tokenization Is Unlocking Traditional Capital Markets

- **~$18B** in tokenized RWAs live today **(<1% of global assets**)
- **$4T** projected tokenized asset market by **2030**
- Early adoption led by asset managers, banks, and credit platforms



~$18B
Today
Billions
$20
$16
$12
$8
$4
$0
1/1/2020
1/1/2021
1/1/2022
1/1/2023
1/1/2024
1/1/2025
RWAs

Stablecoins and RWAs represent the convergence of money and capital markets on **programmable blockchain infrastructure.** Avalanche's **sub-second finality, custom blockchains, and compliance-friendly design** position it as a **preferred settlement layer for these markets**

Sources (1) https://www.theblock.co/data/crypto-markets/spot; (2) https://gov.kamino.finance/t/kamino-the-next-chapter/864

AVALANCHE-AT-A-GLANCE

Institutional Adoption and RWA Leadership

Trusted by leading global financial institutions including, **Apollo, Citi, J.P. Morgan and KKR** for tokenization and custom blockchain deployments

Robust Web3 Solutions

Empowers partners to build **fully customizable, interoperable** Web3 ecosystems with complete ownership of their blockchain infrastructure

Superior Versatility

Sub-second time-to-finality compared to Ethereum's 6 – 12 minutes and **compatibility with Ethereum smart contracts** and developer tools

Size and Scalability

Currently secured by **1,700 full validators**. **800+ live decentralized applications** (dApps) with many more in the pipeline

Clean and Sustainable

The blockchain uses just 8.2% of Ethereum's energy and 0.00034% of Bitcoin's, making it **highly efficient** and **sustainable**



Sources: (1) https://dappradar.com/rankings/protocol/avalanche/30; (2) https://build.avax.network/stats/overview

AVALANCHE TOKENIZATION INDUSTRY PARTNERS

Asset Layer

Fiat (FX)	AGORA	CIRCLE	tether	Brale	NONCO
MMFs	BACKED	BlackRock	FRANKLIN TEMPLETON	OpenTrade	WELLINGTON MANAGEMENT
Equity and Credit	INVERSION	KKR	Laser Digital	Note	FRICTIONLESS
Real Estate and Home Equity	balcony	Homium	Liquid Mortgage	MOGUL	Profitr
MBS	FIS	intain	MEDICI LAND GOVERNANCE		

Infrastructure Layer

Tokenization Platforms	DTCC	Fireblocks	SECURITIZE	tokeny	kaleido
DeFi Apps	eugust	ELIXIR	Balancer	TraderJoe	UNISWAP
Custodians and Wallets	BitGo	coinbase	copper	Fireblocks	
Compliance	Chainalysis	nexera	TRM	parallel MARKETS	
Oracles	PYTH	REDSTONE	Chainlink		

Avalanche in the News

- **May 2025** — CoinDesk: *Asset Manager VanEck Joins Tokenization Race With U.S. Treasury Fund Token on Avalanche*
- **May 2025** — TOYOTA: *Toyota Blockchain Lab, Accelerating Blockchain Technology Initiatives and External Collaboration*
- **July 2025** — avalanche: *Uptop Expands NBA Loyalty Program to Detroit Pistons Using Avalanche*
- **August 2025** — BitcoinEthereumNews.com: *AVAX Price Outlook: SkyBridge Capital to Tokenize $300M on Avalanche Blockchain*
- **September 2025** — AVAX ONE: *AVAX One announces the first publicly traded Avalanche DAT*
- **November 2025** — avalanche: *FIS and Intain Choose Avalanche to Power the Digital Liquidity Gateway*
- **December 2025** — Bitwise: *Avalanche is Now Part of the Bitwise 10 Crypto Index (NYSE: BITW)*

AVAX ONE

AVAX One Operating Playbook

INTRODUCING AVAX ONE - BUILDING THE ONCHAIN FINANCIAL ECONOMY POWERED BY THE AVALANCHE NETWORK

Platform Expansion

Reinvest to Build the Onchain Fintech Ecosystem

Capital Formation

Raise Capital to Acquire AVAX



Compounding & Cash Flow

Compound AVAX Holdings and Generate Free Cash Flow

Core Yield Engine

Stake AVAX to Generate Protocol-Native Yield

A self-reinforcing model designed to grow AVAX ownership, generate yield, and build institutional onchain financial infrastructure.

INDUSTRY LEADING EXECUTIVE TEAM



Jolie Kahn

Chief Executive Officer

- Crypto-native executive and securities attorney with more than two decades of experience navigating cryptocurrency, corporate finance, and U.S. securities regulation
- Extensive leadership in regulated digital assets, including serving as general counsel to one of the largest Bitcoin mining companies and advising multiple cryptocurrency-focused public companies
- Proven public-company and regulatory execution, with hands-on leadership across SEC reporting, audits, and the structuring of complex debt and equity financings, M&A, and reverse mergers



Chris Polimeni

Chief Financial Officer

- Veteran CFO with 35+ years of experience leading financial strategy and operations across public and private companies in publishing, distribution, waste management, and technology
- Deep expertise in M&A, capital raising, and SEC reporting, with a proven track record structuring complex debt and equity transactions and supporting strategic growth initiatives
- Operational finance leader with hands-on experience across FP&A, treasury, taxation, revenue recognition, auditing, and ERP implementation



Peter Wylie Jr.

Chief Operating Officer

- Seasoned entrepreneur and finance executive with multiple exits, including serving as CFO of Napster Holdings through its 2025 acquisition by Infinite Reality and CFO/COO of consumer lender CommonBond
- Founder and operator in consumer fintech, having co-founded Gradible and led its sale to CommonBond; experienced in scaling, capital strategy, and M&A execution
- Proven operator and strategic advisor to growth-stage companies, with deep experience driving operational discipline, financial strategy, and value creation from early-stage through successful exits

MULTIPLE LEVERS TO GENERATE REVENUE AND SUSTAINABLE ONCHAIN YIELD

AVAX One can generate yield through multiple complementary mechanisms, enabling disciplined optimization across market conditions.

Native AVAX Staking (Core Yield Engine)

- AVAX staking has historically generated higher native yields than comparable Layer 1 networks, including Ethereum and Solana
- Provides in-kind AVAX rewards, enabling long-term AVAX-per-share compounding
- Forms the foundation of a low-complexity, protocol-native yield strategy

MEV and Validator Optimization (Incremental Yield)

- Opportunity to capture MEV-related rewards and optimize validator economics as network activity grows
- Adds a non-dilutive, activity-linked yield layer tied to ecosystem usage and transaction volume
- Scales naturally with Avalanche adoption and institutional activity

Liquid Staking and Staking Derivatives (Capital Efficiency)

- Potential to deploy AVAX into liquid staking solutions, preserving staking yield while maintaining balance sheet flexibility
- Enables participation in additional onchain strategies without sacrificing core staking returns
- Enhances liquidity management and capital efficiency over time

Liquidity Provisioning and Ecosystem Participation (Selective Yield Enhancement)

- Ability to provide liquidity to select Avalanche-native protocols to earn fees and incentives
- Focused on high-quality, risk-adjusted opportunities aligned with ecosystem growth
- Opportunistic and adjustable based on market conditions and risk tolerance

STAKING RATE COMPARISON

AVAX provides competitive staking yield that exceeds the rewards rates of many other leading network tokens

7.26%	AVAX	2.93%	ETH	0%	BTC
2.28%	BNB	4.45%	TON	2.26%	HYPE
2.52%	ADA	8.08%	SOL	2.34%	SUI

Note: PRR data based on Blockdaemon, Staking rewards and Avalanche as of December 15, 2025

FINTECH M&A STRATEGY:
BRINGING FINANCIAL INFRASTRUCTURE ONCHAIN

Selective Fintech Acquisition Strategy:

- Targeting established fintech businesses with **existing revenue, regulatory frameworks, and scalable infrastructure**
- Focused on migrating core financial workflows **onchain using Avalanche's institutional-grade blockchain architecture**
- Designed to accelerate adoption of onchain finance while expanding AVAX One's long-term platform economics


Reinvest Cash Flow and Compound Platform Value
Acquire Proven Fintech Platforms
M&A Flywheel
Enable New Onchain Products and Yield Opportunities
Migrate Core Infrastructure Onchain (Avalanche)
Improve Efficiency, Transparency and Settlement

INSTITUTIONAL-GRADE DEFI OPPORTUNITIES

Lending & Borrowing

Capital-efficient yield through established, audited protocols

DEXs and Liquidity Infrastructure

Fee generation via selective liquidity provisioning on Avalanche-native venues

Liquid Staking and Yield Products

Enhanced flexibility while maintaining exposure to core staking rewards

Real-World Assets and Tokenized Finance

Onchain settlement and programmability for tokenized funds and credit

Avalanche offers a mature, institutional-ready DeFi ecosystem that enables selective, risk-adjusted participation across multiple financial primitives

INVESTMENT HIGHLIGHTS

First Public-Market Gateway to Avalanche	The first Nasdaq-listed, institutional-grade vehicle offering regulated, pure-play exposure to the Avalanche ecosystem and the growth of onchain finance.
Fintech M&A and Onchain Enablement Strategy	Selective M&A strategy to aggregate fintech platforms and migrate core infrastructure onchain, leveraging an Avalanche-backed blockchain foundation to support scalable, compliant financial applications.
Strong Regulatory and Industry Tailwinds	Accelerating institutional adoption driven by U.S. regulatory momentum (GENIUS Act, CLARITY Act, Project Crypto) and growing demand for compliant tokenization platforms.
Crypto-Native, Institutionally Experienced Leadership	Executive team and Board combine deep digital-asset experience with proven public-company and capital-markets execution capabilities.
Attractive Yield and Compounding Opportunities	AVAX staking has historically delivered higher native yields than Ethereum and Solana, with in-kind rewards that enable long-term AVAX-per-share compounding.
Alignment with the Avalanche Foundation	Strategic alignment with the Avalanche Foundation positions AVAX One as the flagship public-market participant in institutional blockchain adoption.

CONTACT US

AVAX ONE

Contact us

Investor Relations Contact:

Sean Mansouri, CFA or Aaron D'Souza

Elevate IR

(720) 330-2829

AVX@elevate-ir.com

APPENDIX

WORLD CLASS BOARD AND ADVISORY TEAM

Strategic Advisors



Anthony Scaramucci

Advisor

- Founder and Managing Partner, SkyBridge Capital
- Founder and Chairman of SALT
- Ex-White House Communications Director



Brett Tejpaul

Advisor

- Head of Coinbase Institutional
- Ex-Head of Digital, Barclays
- Ex-Head of Structured Finance, J.P. Morgan

Board of Directors



Matt Zhang

Chairman of the Board

- Founder and Managing Partner, Hivemind
- Ex-Global Head of Structured Trading at Citi
- 18+ years of operating experience globally



Xiao-Xiao Zhu

Director

- Digital Operating Parter, KKR
- Ex-General Manager of BCG Digital Ventures
- Founder and CEO of Heycar



Young Cho

Director

- CEO, TLGY Acquisition Corp
- CEO, StableCoinX
- Ex-CFO, Hedera Hashgraph



Dan Mendes

Director

- Founder and Managing Partner, BlockCore Partners
- Ex-VP of Finance, Algorand
- Ex-Senior Manager, Deloitte



Amy Griffith

Director

- Former Executive at Wells Fargo and The Coca-Coca Company
- 20+ years in financial services, technology and regulated industries

HIVEMIND | PREMIER DIGITAL ASSET LEADERS

Leveraging 85+ years of combined experience from top crypto and financial institutions to drive innovation, operational excellence, and market agility



Matt Zhang

Founder, Managing Partner

- Ex-Global Head of Structured Products Trading at Citi and Founding Partner of Citi Impact Fund
- 18+ years of operating experience globally



Richard Skeet

Managing Partner, Head of Research

- Ex-Senior PM at Global Structured Credit HF
- Previously Sell-Side, proprietary risk-taking and application development experience at Citi



Jake Greenstein

Partner, Head of Infrastructure

- Ex- Engagement Manager and Sr. Software Engineer at Mastercard
- Previously Sr. Director of Strategy at Algorand



Emmanuel Vallod

Partner, Head of Ventures

- Ex-CIO at Stake Capital
- Previously Partner at GSR Ventures and co-led the systematic securitized team at Blackrock



Stanley Huo

Partner, Head of Asia

- Ex-Managing Director at China Renaissance
- Previously investment banking at UBS, Citi and BAML, as well as crypto advisory at Kenetic

20+	4	6	100+	10+
Team Members	Global Hubs	Investment Strategies	Evaluated Public Market Deals	Executed Public Market Deals

DISCLAIMERS

Industry / Market Data

In this presentation, AVAX One relies on and refers to certain information and statistics regarding the markets and industries in which AVAX One competes. Such information and statistics are based on AVAX One's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While AVAX One believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and AVAX One's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but AVAX One will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.